EXHIBIT 21
                                                                      ----------

                  COVANTA ENERGY CORPORATION SUBSIDIARIES LIST


COMPANY NAME                                                                          %           STATE OF          FEDERAL
                                                                                  OWNERSHIP       INCORP.           TAX ID
Covanta Energy Corporation                                                         Public           DE            13-5549268
    Covanta Energy Group, Inc.                                                       100            DE            13-3213657
    Covanta Financial Services, Inc.                                                 100            DE            13-3057250
        BDC Liquidating Corp.                                                        100            DE            13-2757633
            Bouldin Development Corp.                                                100            CA            94-1695641
        Greenway Insurance Company of Vermont                                        100            VT            13-3167991
        OFS Equity of Delaware, Inc.                                                 100            DE            13-3495890
            Denver Fuel Facilities Corportion                                        100            CO          105*/13-2594896
            OFS Equity of Alexandria/Arlington, Inc.                                 100            VA            13-3495889
            OFS Equity of Indianapolis, Inc.                                         100            IN            13-3495887
            OFS Equity of Stanislaus, Inc.                                           100            CA            13-3495880
    Ogden Management Services, Inc.                                                  100            DE            13-2918484
        OFS Equity of Babylon, Inc.                                                  100            NY            13-3543094
        OFS Equity of Huntington, Inc.                                               100            NY            13-3543092
    Ogden Services Corporation                                                       100            DE          141*/13-3058273
        Doggie Diner, Inc.                                                           100            DE          003/92-1228666
        Offshore Food Service, Inc.                                                  100            LA          027/72-0535141
            Gulf Coast Catering Company, Inc.                                        100            LA          028/13-3537164
        Ogden Allied Abatement & Decontamination Service, Inc.                       100            NY          144*/13-3429112
        Ogden Allied Maintenance Corporation                                         100            NY          010*/13-5565939
            Lenzar Electro-Optics, Inc.                                              100            DE          175/59-3063752
            Ogden Allied Payroll Services, Inc.                                      100            NY          063*/13-6160158
            Ogden Aviation, Inc.                                                     100            DE            13-4097234
                Ogden Aviation Service Company of Texas, Inc.                        100            TX            13-5661328
                Ogden Aviation Service Company of Pennsylvania, Inc.                 100            PA          018*/13-2749962
                Ogden Aviation Services International Corporation                    100            NY          006*/13-5565926
                Ogden Aviation Terminal Services, Inc.                               100            MA          005*/13-5565923
                PA Aviation Fuel Holdings, Inc.                                      100            DE            22-3842185
                    La Guardia Fuel Facilities Corporation                           100            NY          100*/13-2660143
                    Newark Automotive Fuel Facilities Corporation                    100            NJ          114*/13-2806865
                    Ogden Aviation Service Company of New Jersey, Inc.               100            NJ          003*13-5565924
                    Ogden Aviation Service Company of New York, Inc.                 100            NY          007*/13-5565925
                    Ogden New York Services, Inc.                                    100            NY          020/13-5623889
                Philadelphia Fuel Facilities Corporation                             100            PA          097*/13-2671427
            Ogden Aviation Distributing Corp.                                        100            NY          046*/13-1835320
            Ogden Aviation Fueling Company of Virginia, Inc.                         100            DE          038*/13-1954027
            Ogden Aviation Service Company of Colorado, Inc.                         100            CO          104*/13-2694899
            Ogden Cisco, Inc.                                                        100            DE          157*/13-3670141
            Ogden Communication, Inc.                                                100            DE          130/13-3793364
            Ogden Facility Holdings, Inc.                                            100            DE            13-3852102
            Ogden Pipeline Services Corporation                                      100            DE          125*/13-2949046
        Ogden Attractions, Inc.                                                      100            DE            13-3934857
        Ogden-Burtco Services, Inc.                                                  100            WA          042/92-0022939
            Alpine Food Products, Inc.                                               100            WA          041/91-0760148
        Ogden Facility Management Corporation of West Virginia                       100            WV            55-0459949
        Ogden Film and Theater, Inc.                                                 100            DE            13-3934858
        Ogden Food Service Corporation of Milwaukee                                  100            WI          063/13-2783130
        Ogden Leisure, Inc.                                                          100            DE            54-0848368
        Ogden Central and South America, Inc.                                        100            DE          135/13-3793248
            Compania Legir S.A.                                                      100          Uruguay             N/A
                Irodel                                                               100          Uruguay             N/A
                    Casino Iquazu, S.A.                                              100         Argentina            N/A
                Ogden Holdings S.A. (11,999 shrs - Irodel 1 shr - Legir)             100         Argentina            N/A
                Menezul, S.A.                                                        100          Uruguay             N/A
                Modigold, S.A.                                                       100          Uruguay             N/A
            Ogden Argentina, S.A.                                                    100         Argentina            N/A
                Ogden Rural S.A.                                                     50          Argentina            N/A
            Ogden Ground Services, Inc. (St. Thomas) (liquidation in progress)       100        Virg. Isl.            N/A
        Ogden Facility Management Corporation of Anaheim                             100            CA
        Ogden Firehole Entertainment Corp.                                           100            DE            13-3516164
        Ogden International Europe, Inc.                                             100            DE          164/13-3688536
            Ogden Cargo Spain, Inc.                                                  100            DE            22-3830759
            Ogden Entertainment Services Spain, S.A.                                 100          Spain               N/A
            Ogden Spain S.A.                                                         100          Spain           A07568876
                Estadio Olimpico de Sevilla, S.A.                                    15.9         Spain               N/A
            Ogden Power Agua y Energia Torre Pacheco, S.A.                           83.3         Spain               N/A
            Parque Isla Magica, S.A.                                                 26.12        Spain               N/A
        Ogden Palladium Services, Inc.                                               100          Canada              N/A
        Ogden Technology Services Corporation                                        100            DE            13-3977971
            Ogden Support Services, Inc.                                             100            DE            13-3688521
        Ogden Transition Corporation (f/k/a OCSA Financing Services, Inc.)           100            DE            22-3830762
            Ogden Allied Services GmbH                                               100          Germany             N/A
            Ogden Gaming of Ontario, Ltd.                                            100          Canada              N/A

               COVANTA ENERGY GROUP, INC. - U.S. AND FOREIGN
               SUBSIDIARIES LIST
                                               ATTACHMENT B


                                                                                            % OWNER     STATE OF     FEDERAL
COMPANY NAME                                                                                  SHIP       INCORP.      ID NO:
------------                                                                                -------     --------     -------
Covanta Energy Corporation                                                                    100       Delaware     13-5549268
    Covanta Energy Group, Inc.                                                                100       Delaware     13 3939460
        Covanta Energy Group do Brasil Ltda.                                                  100(f)    Brazil       023105570001 54
        Covanta Projects, Inc.                                                                100       Delaware     13 3213657
            Covanta Energy International, Inc.                                                100       Delaware     22 3405522
                Covanta Philippines Operating, Inc.                                           100       Cayman       NA
                Covanta Energy West, Inc.                                                     100       Delaware     13 4060437
                    Covanta Energy Europe Ltd.                                                100       UK           NA
                    Covanta Energy Sao Jeronimo, Inc.                                         100       Delaware     13 4060434
                        Mecaril S.A.                                                          100       Uruguay      NA
                            Cladox International S.A.                                         100       Uruguay      NA
                    Covanta Energy Americas, Inc.                                             100       Delaware     54 1732981
                        Covanta Geothermal Operations Holdings, Inc.                          100       Delaware     22 3682217
                        Covanta Imperial Power Services, Inc.                                 100       California   95 3677245
                        Covanta New Martinsville Hydro-Operations Corporation                 100       W. Virginia  31 1275468
                        Covanta Energy Construction, Inc.                                     100       Delaware     22-3738898
                        Covanta Geothermal Operations, Inc.                                   100       Delaware     54 1607228
                        Covanta Hydro Operations, Inc.                                        100       Tennessee    52 1661862
                        Covanta Hydro Operations West, Inc.                                   100       Delaware     22-3749001
                        Covanta Oil & Gas, Inc.                                               100       Delaware     54 1734589
                        Covanta Power Equity Corporation                                      100       Delaware     54 1504746
                            Covanta New Martinsville Hydroelectric Corporation                100       Delaware     13 3372123
                            ERC Energy, Inc.                                                  100       Delaware     54 1523295
                            ERC Energy II, Inc.                                               100       Delaware     13 4060418
                            Heber Field Energy II, Inc.                                       100       Delaware     13 4060416
                            Covanta Heber Field Energy, Inc.                                  100       Delaware     54 1661569
                            Covanta Hydro Energy, Inc.                                        100       Delaware     54 1606911
                        Covanta Power International Holdings, Inc.                            100       Delaware     54 1742808
                            Enereurope Holdings III B.V.                                      100       Netherlands  NA
                                El Gorguel Energia S.L.                                       100       Spain        NA
                                Covanta Operaciones LICA S.L.                                 100       Spain        NA
                            Edison Bataan Cogeneration Corporation                            100       Philippines  NA
                            Hidro Operaciones Don Pedro S.A.                                  100       Costa Rica   NA
                            Hungarian-American Geothermal Limited Liability Company           37.5(g)   Hungary      NA
                            Island Power Corporation                                          40(d)     Philippines  NA
                            LINASA Cogeneracion y Asociados, S.L.                             50(e)     Spain        B30556484
                            Covanta Energy (Gulf) Limited                                     100       Mauritius    NA
                            Covanta Energy India (Bakreshwar) Ltd.                            100       Mauritius    NA
                            Covanta Energy India (Balaji) Limited                             100       Mauritius    NA
                            Covanta Energy India Investments Ltd.                             100       Mauritius    98 0340083
                                Bal-Sam India Holdings Limited                                100       Mauritius    NA
                                Covanta Bangladesh Operating Limited                          95(k)     Bangladesh   NA
                                Covanta Chinese Investments Ltd.                              100       Mauritius    98 0183946
                                    Covanta Energy China (Alpha) Ltd.                         100       Mauritius    98 0183947
                                    Covanta Energy China (Beta) Ltd.                          100       Mauritius    98 0183949
                                    Covanta Energy China (Delta) Ltd.                         100       Mauritius    98 0183951
                                    Covanta Energy China (Gamma) Ltd.                         100       Mauritius    98 0183952
                                Covanta Energy of Bongaigaon                                  100       India        NA
                                Private Limited
                                Covanta Energy India (CBM) Limited                            100       Mauritius    NA
                                Covanta One Ltd.                                              100       Mauritius    NA
                                    Bangladesh Technical Services Aps                         100       Denmark      NA
                                    Covanta Energy India Private Limited                      50        India        NA
                                Covanta Two Ltd.                                              100       Mauritius    NA
                                    Covanta Cayman (Sahacogen) Ltd.                           100       Cayman       NA
                                Covanta Three Ltd.                                            100       Mauritius    NA
                                    Covanta Cayman (Rojana) Ltd.                              100       Cayman       NA
                                Covanta Four Ltd.                                             100       Mauritius    NA
                                Covanta Five Ltd.                                             100       Mauritius    NA
                                    Covanta Energy India Private Ltd.                         50        India        NA
                                    Ogden Madhya Pradesh Operating Private Limited            100       Calcutta     NA
                                Ogden Taiwan Investments Limited                              100       Mauritius    NA
                            Covanta Energy India (Samalpatti) Limited                         100       Mauritius    NA
                            Covanta Energy Philippine Holdings, Inc.                          100       Philippines  NA
                                    Magellan Cogeneration, Inc.                               100       Philippines  NA
                            Covanta Energy (Thailand) Limited                                 100       Thailand     NA
                            OPI Quezon, Inc.                                                  100       Delaware     13 3670144
                                Ogden Power Development - Cayman, Inc.                        100       Cayman       NA
                                    Quezon Power, Inc.                                        27.5(b)   Cayman       NA
                            Covanta Power Development, Inc.                                   100       Delaware     13 3662254
                                Covanta Power Development of                                  100       Delaware     13 3852464
                                Bolivia, Inc.
                                    OPDB, Ltd.                                                100       Cayman       NA
                                Covanta Energy Asia Pacific Limited                           100(a)    Hong Kong    NA
                        Covanta Power Pacific, Inc. (f/k/a Pacific Energy)                    100       California   95 3845189
                            Burney Mountain Power                                             100       California   95 3149256
                            Mammoth Geothermal Company                                        100       California   95 4311279
                            Mammoth Power Company                                             100       California   95 4484066
                            Mt. Lassen Power                                                  100       California   95 3149255
                            Covanta Power Plant Operations                                    100       California   95 4497795
                            Pacific Energy Resources Incorporated                             100       California   95 3499702
                            Pacific Geothermal Company                                        100       California   95 3950189
                            Pacific Hydropower Company                                        100       California   95 3734859
                            Pacific Oroville Power, Inc.                                      100       California   95 3987027
                            Pacific Recovery Corporation                                      100       California   95 4080088
                            Pacific Wood Fuels Company                                        100       California   95-4046356
                            Pacific Wood Services Company                                     100       California   95 4497794
                            Penstock Power Company                                            100       California   95 4250440
                            8309 Tujunga Avenue Corp.                                         100       California   95 4130759
                        Covanta SIGC Energy, Inc.                                             100       Delaware     54 1742810
                            Amor 14 Corporation                                               100       Delaware     88 0243401
                        Covanta SIGC Energy II, Inc.                                          100       California   54 1742553
                        Covanta SIGC Geothermal Operations, Inc.                              100       California   54 1645557
                        Three Mountain Operations, Inc.                                       100       Delaware     22-3738896
                        Three Mountain Power, LLC.                                            100       Delaware     22 3604711
            Ogden Environmental and Energy Services Co., Inc.                                 100       Delaware     52 1594168
                Ogden Constructors, Inc. (f/k/a Covanta Engineering and Construction, Inc.)   100       Florida      59 2661991
                    J. R. Jacks Construction Corporation                                      100       Nevada       88 0266733
            Covanta Operations of Union, LLC                                                  100(i)    New Jersey   22 3596572
            Covanta Waste to Energy, Inc.                                                     100       Delaware     13 3871973
                Covanta Energy Resource Corp.                                                 100       Delaware     63 0837475
                Covanta Systems, Inc.                                                         100       Delaware     13 3162629
                    Covanta Engineering Services, Inc.                                        100       New Jersey   13 3284896
                    Covanta Marion Land Corp.                                                 100       Oregon       13 3369730
                    Covanta Alexandria/Arlington, Inc.                                        100       Virginia     58 1594213
                    Covanta Equity of Alexandria/Arlington, Inc.                              100       Virginia     13 3389573
                    Covanta Babylon, Inc.                                                     100       New York     13 3246689
                    Covanta Bristol, Inc.                                                     100       Connecticut  13 3246723
                    Covanta Fairfax, Inc.                                                     100       Virginia     13 3410434
                    Covanta Haverhill, Inc.                                                   100       Mass         13 3375647
                        Haverhill Power, Inc.                                                 100       Mass         04 2908628
                            LMI, Inc.                                                         100       Mass         04 2943947
                        Covanta Omega Lease, Inc.                                             100       Delaware     13 3028120
                    Covanta Haverhill Properties, Inc.                                        100       Mass         13 3382130
                    Covanta Hillsborough, Inc.                                                100       Florida      13 3228206
                    Covanta Huntington, Inc.                                                  100       New York     13 3394817
                    Covanta Huntington Resource Recovery One Corp.                            100       Delaware     06 1260495
                    Covanta Huntington Resource Recovery Seven Corp.                          100       Delaware     13 3631168
                    Covanta Huntsville, Inc.                                                  100       Alabama      13 3456026
                    Covanta Indianapolis, Inc.                                                100       Indiana      13 3977970
                    Covanta Kent, Inc.                                                        100       Michigan     13 3369158
                    Covanta Lake, Inc.                                                        100       Florida      13 3482491
                    Covanta Lancaster, Inc.                                                   100       Pennsylvania 13 3408215
                    Covanta Lee, Inc.                                                         100       Florida      13 3557826
                    Covanta Long Island, Inc.                                                 100       Delaware     11 3081090
                    Covanta Marion, Inc.                                                      100       Oregon       91 1246805
                    Covanta Montgomery, Inc.                                                  100       Maryland     13 3547268
                    Covanta Northwest Puerto Rico, Inc.                                       100       Puerto Rico  52 2198228
                    Ogden Martin Systems of Nova Scotia, Ltd.                                 100       Nova Scotia  NA
                    Covanta Onondaga, Inc.                                                    100       New York     13 3528458
                    Covanta Onondaga Two Corp.                                                100       Delaware     13 3690841
                    Covanta Onondaga Three Corp.                                              100       Delaware     13 3690843
                    Covanta Onondaga Four Corp.                                               100       Delaware     13 3690838
                    Covanta Onondaga Five Corp.                                               100       Delaware     13 3684127
                    Covanta Onondaga Operations, Inc.                                         100       Delaware     13 3714674
                    Covanta Pasco, Inc.                                                       100       Florida      13 3447536
                    Covanta Stanislaus, Inc.                                                  100       California   13 3315310
                    Covanta Equity of Stanislaus, Inc.                                        100       California   13 3436232
                    Covanta Tulsa, Inc.                                                       100       Oklahoma     13 3203172
                    Covanta Union, Inc.                                                       100       New Jersey   13 3323867
                Covanta Energy Services, Inc.                                                 100       Delaware     13 3560729
                    Covanta Plant Services of New Jersey, Inc.                                100       New Jersey   13 3597547
                Covanta Wallingford Associates, Inc.                                          100       Connecticut  13 3494166
                Covanta Waste to Energy Asia Investments                                      100       Mauritius    NA
                Covanta Waste to Energy of Italy, Inc.                                        100       Delaware     22 3564096
                    Ambiente 2000 S.r.l                                                       40(h)     Italy        NA
                Covanta Secure Services, Inc.                                                 100       Delaware     13 3362679
                        Covanta Waste Solutions, Inc.                                         100       Delaware     22 3557169
                Covanta Secure Services USA, Inc.                                             100       Delaware     13 3940678
                Covanta OPW Associates, Inc.                                                  100       Connecticut  13 3487064
                Covanta OPWH, Inc.                                                            100       Delaware     13 3592054
                Covanta RRS Holdings, Inc.                                                    100       Delaware     13 3697005
                        Michigan Waste Energy, Inc.                                           100       Delaware     06 1331600
                        Covanta Oahu Waste Energy Recovery, Inc.                              100       California   95 2638052
                        Covanta Projects of Hawaii, Inc.                                      100       Hawaii       99 0230284
                        Covanta Mid-Conn, Inc.                                                100       Connecticut  13 3696927
                OPI Carmona Limited  (dissolution in progress)                                100       Cayman       NA
                OPI Carmona One Limited (dissolution in progress)                             100       Cayman       NA
            Covanta Water Holdings, Inc.                                                      100       Delaware     13 3779130
                Covanta Water Systems, Inc.                                                   100       Delaware     13 3756577
                    DSS Environmental, Inc.                                                   90(j)     New York     16 1514912
                    Covanta Bessemer, Inc.                                                    100       Delaware     22 3405521
                    Covanta Key Largo, Inc.                                                   100       Florida      22 3715853
                    Covanta Tampa Bay, Inc.                                                   100       Florida      22 3773066
                    Covanta Tampa Construction, Inc.                                          100       Delaware     Pending
                    Covanta Acquisition, Inc.                                                 100       Delaware     13 3806665
                        Covanta Cunningham Environmental Support, Inc.                        100       New York     16 1386872
                Covanta Water Treatment Support Services, Inc.                                100       Delaware     13 3807441
        Olmec Insurance, Ltd.                                                                 100       Bermuda      NA


(a) Covanta Energy Asia Pacific Limited's stock is owned 50% by Covanta Projects, Inc. and 50% by Covanta Power Development, Inc.

(b) Quezon Power, Inc. is owned 27.5% by Covanta Power Development - Cayman, Inc., and 72.5% by Quezon Generating Company, Ltd.

(c) 40% of the stock of Island Power Corporation is owned by Covanta Power International Holdings, Inc. and 60% is owned by various stockholders

(d) 50% of the stock of LINASA Cogeneracion y Asociados, S.L. is owned by Covanta Power International Holdings, Inc. and 50% is owned by Industria Jabonera Lina, S.A.

(e) 50% of the stock of Covanta Energy Group do Brasil Ltda is owned by Covanta Energy Group, Inc and 50% by Covanta Projects, Inc. Covanta Energy Group is the Management Company

(f) 37.5% of the stock of Hungarian-American Geothermal Limited Liability Company is owned by Covanta Power International Holdings, Inc., 37.5% is owned by Davenport Power, LLC and 25% is owned by MOL Magyar Olau-es G zipari Rt.

(g) 40% of the stock of Ambiente 2000 S.r.l is owned by Covanta Waste to Energy of Italy, Inc. and 60% by Ecosesto S.p.A.

(h) 99% of the stock of Covanta Martin Operations of Union LLC is owned by Covanta Projects, Inc. and 1% is owned by Covanta Waste to Energy, Inc.

(i) 90% of the stock of DSS Environmental, Inc. is owned by Covanta Water Systems, Inc. and the other 10% is owned by individual shareholders

(j) 95% of the stock of Covanta Bangladesh Operating Limited is owned by Covanta Energy India Investments and the other 5% is owned by five Covanta employees